UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:   December 10, 2003

CAPITAL ONE AUTO RECEIVABLES, LLC

(Seller and Registrant)

CAPITAL ONE AUTO FINANCE TRUST 2003-A

(Exact name of Registrant Issuer as specified in its charter)

Delaware	333-89452-04	31-1750007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA	22102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):

(703) 720-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.	Other Events
The November 2003 Monthly Servicer Report was distributed
December 10, 2003.

Item 7.	Financial Statements and Exhibits
The following are filed as exhibits to this Report:
Exhibit 20. November 2003 Monthly Servicer Report

Signature

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: Capital One Auto Receivables, LLC, as Registrant and Seller

By:	/s/ STEVE CUNNINGHAM
Steve Cunningham
Assistant Vice President

Date: December 10, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

 FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

(Registrant and Seller)

CAPITAL ONE AUTO FINANCE TRUST 2003-A

(Exact name of Registrant Issuer as specified in its charter)

INDEX TO EXHIBITS

Exhibit Number

20.	November 2003 Monthly Servicer Report